UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

STRYVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38785	87-1760117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5801 Tennyson Parkway, Suite 275 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(972) 987-5130

Registrant’s telephone number, including area code

Andina Acquisition Corp. III

Calle 113 # 7-45 Torre B

Oficina 1012

Bogotá, Colombia

Telephone: (646) 565-3861

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SNAX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SNAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Item 8.01 is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 8.01 is incorporated by reference into this Item 5.03.

Item 8.01 Other Items.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final proxy statement/prospectus filed pursuant to Rule 424(b)(3) (File No. 333-254927) by Andina with the Securities and Exchange Commission (the “SEC”) on June 28, 2021 (as amended, the “Prospectus”).

Pre-Closing Filing of Certificate of Incorporation and  Adopting Bylaws

On July 20, 2021, in advance of and in connection with the Closing, and pursuant to the terms of the Business Combination Agreement, Andina changed its jurisdiction of organization by continuing out of the Cayman Islands and re-domiciling to a corporation incorporated under the laws of the State of Delaware and adopted a certificate of incorporation (the “Interim Charter”) and bylaws (the “Bylaws”). The Interim Charter replaced or removed certain provisions of Andina’s memorandum and articles of association (the “Current Charter”), as in effect immediately prior to the Domestication, which became no longer valid or otherwise applicable as a result of the Domestication. The Interim Charter otherwise preserved the existing rights of the Andina Ordinary Shares, and the existing provisions of the Current Charter, which are replicated or substantively replicated in the Interim Charter. Reference is made to the disclosure described in the Prospectus in the sections titled “PROPOSAL 1: THE DOMESTICATION PROPOSAL,” which is incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of Interim Charter, which is attached as Exhibits 3.1 and 3.2 hereto, and is incorporated herein by reference.

Item 8.01 Other Items.

As of the date of this Report, Andina and Stryve issued a press release announcing that Andina completed its business combination with Stryve. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
3.1	Certificate of Incorporation of Andina Acquisition Corp. III
3.2	Bylaws of Stryve Foods, Inc.
99.1	Press Release, dated July 20 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2021

STRYVE FOODS, INC.

By:	/s/ Joe Oblas
Name:	Joe Oblas
Title:	Chief Executive Officer

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